Deposits, Prepayments and Deferred Expenses - Disclosure of Detailed Information about Deposits Prepayments and Deferred Expenses Explanatory (Detail) - USD ($) $ in Thousands	Jun. 30, 2026	Dec. 31, 2025
Disclosure of Deposits Prepayments and Deferred Expenses [Abstract]
Prepayments	$ 400	$ 285
Value-Added Tax recoverable	42	185
Deposits	193	0
Deposits, prepayments and deferred expenses	$ 635	$ 470